Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Introduction and Description of the Transaction

On May 13, 2024, The Chosen, Inc., and certain wholly owned subsidiaries (the “Company”) entered into an Asset Purchase Agreement (the “APA”) providing for a series of transactions (the “CAS Transaction”) with the non-profit entity Come and See Foundation, Inc. (“CAS”).

The CAS Transaction is set forth in (i) the APA by and between CAS and Company, (ii) the Production Services and Funding Agreement (the “PSFA”) between CAS and the Company, and (iii) the Amended and Restated Distribution License and Marketing Services Agreement (the “DMA”, and together with the PSFA and APA, the “CAS Agreements”) between CAS and Company. On June 13, 2024 the CAS Transaction closed and became effective (the “Closing”).

Pursuant to the terms of, and as more specifically set forth in, the CAS Agreements, CAS:

(a) agreed to restructure the existing transactions with the Company with respect to the intellectual property assets comprising the Series and “The Chosen” brand, including the first four existing seasons in distribution and all unproduced seasons of episodes, plus derivatives (collectively with The Chosen, the “The Chosen Programs”), with the exception of the excluded assets and excluded liabilities, as defined in the APA, including, but not limited to, the exclusion from sale of physical props, stages, sets, wardrobe, real estate, fixtures, emblements and equipment which were created by the Company (now or in the future) for The Chosen, defined as the (collectively the “Purchased Assets” or “Chosen IP”). In exchange, CAS agreed to (i) the forgiveness of the outstanding principal of the Company’s loan from CAS of $145,500 thousand, and any accrued but unpaid interest thereon (the “CAS Loan”), (ii) provide the Company a loan in the amount of $11,684 thousand at signing of the CAS Transaction, for which the outstanding principal balance and accrued but unpaid interest as of the Closing shall be forgiven (the “Bridge Loan Promissory Note”), and (iii) up to $85,000 thousand of Milestone Payments, paid following the Closing to the extent earned upon the completion and delivery of seasons of The Chosen series as follows; $21,250 thousand upon the completion and delivery of the fifth season of The Chosen Series, $21,250 thousand upon the completion and delivery of the sixth season of The Chosen series, $42,500 thousand upon the completion and delivery of the seventh season of The Chosen series.

(b) engaged the Company to render all development and production services, on a work-made-for-hire basis, for the development, production and delivery of The Chosen to CAS (subject to the Key Man Affiliation), in which CAS shall own all rights in and to The Chosen (the “Production Services”). In exchange, CAS agreed to (i) make a series of financial contributions over time to the Company in the aggregate amount of up to $256,000 thousand (the “Contribution Commitment” or “Production Funding”) for Company’s use in the development, production, of unproduced The Chosen seasons and certain other potential projects, and (ii) agreed to pay to the Company a market-rate production services fee based upon the agreed budgeted amounts, for the actual development, production and post-production services for each season (or motion picture) through and including complete delivery of The Chosen.

(c) agreed to grant the Company certain rights through an exclusive worldwide license to exploit the commercial exploitation rights in all media and languages, ancillary rights, licensed trademark rights and marketing servicing rights (collectively, the “Distribution Rights”) with respect to The Chosen Programs for a period of ten (10) years (subject to: (a) a 5-year extension if certain other potential projects are produced under the PSFA and (b) automatic annual extensions if certain conditions are satisfied) and (ii) subject to the satisfaction of certain conditions, the right (the “TM Royalty Rights”) to use “The Chosen” brand in connection with the Company’s and/or its affiliates’ production of other biblical universe projects (each, a “Chosen-Branded Production”). In exchange, the Company is required to pay CAS certain percentages of: (i) the gross receipts from Company’s exploitation of the Distribution Rights (excluding the ancillary rights) after recoupment of certain marketing expenses; (ii) the gross receipts from Company’s exploitation of the ancillary rights; and (iii) the gross receipts from Company’s exploitation of the TM Royalty Rights for each Chosen-Branded Production.

Basis of Pro Forma Presentation

The unaudited pro forma condensed consolidated financial information and related notes are prepared in accordance with Article 11 of Regulation S-X, Pro Forma Financial Information. The pro forma adjustments include transaction accounting adjustments to give effect to the CAS Transaction, including the forgiveness of the Company’s historic debt and related interest related to the CAS Loan. The “The Historic Chosen” column in the unaudited pro forma condensed consolidated balance sheet and in the unaudited pro forma condensed consolidated statement of operations reflect the Company’s historical financial statements for the periods presented and do not reflect any adjustments related to the CAS Transaction. Assumptions and estimates underlying the proforma adjustments are described herein and in the accompanying notes.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2024 gives effect to the CAS Transaction as if it had occurred on March 31, 2024. The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2023 and for the three months ended March 31, 2024 give effect to the CAS Transaction as if it had occurred as of January 1, 2023, the first day of the Company’s fiscal year 2023.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations in future periods or the results that would have been achieved had the CAS Transaction been consummated as of the periods indicated or to project the Company’s results of operations or financial position for any future period. The actual results reported in periods following the transaction may differ significantly from those reflected in the pro forma financial information presented herein, nor does it purport to indicate results which may be attained in the future, for a number of reasons, including, but not limited to, differences between the assumptions used to prepare this pro forma financial information, and the Company’s future results of operation and financial condition may differ significantly from the proforma amounts reflected. The pro forma adjustments included in the accompanying unaudited pro forma condensed consolidated financial information are based on currently available data and estimates and assumptions that the Company believes are reasonable as of the date of this filing.

For accounting purposes, the CAS Transaction does not meet the criteria requiring discontinued operations presentation in accordance with U.S. Generally Accepted Accounting Principles as it is not considered a component of an entity that comprises operations and cash flows that can be clearly distinguished from the rest of the Company, nor is not considered to represent a strategic shift in the Company’s operations.

The Company determined that the agreements between the Company and CAS, which comprise the CAS Transaction, should be combined and viewed in conjunction with one another which form a singular transaction for accounting purposes, principally as the agreements were negotiated as a package to achieve a collective commercial objective. The Company determined the units of account in the CAS Transaction are principally the (i) sale of The Chosen IP pursuant to ASC 610-20, Gains and Losses from the Derecognition of Nonfinancial Assets (“ASC 610”), with control over The Chosen IP transferring to CAS, as CAS will obtain the rights and privileges necessary to direct the use of The Chosen IP and obtain substantially all the remaining economic benefits, (ii) Production Services arrangement with CAS pursuant to ASC 606, Revenue from Contracts with Customers (“ASC 606”) which involves multiple performance obligations for the performance of work-for-hire production services, on behalf of and at the direction of CAS, for the yet to be produced and completed seasons of The Chosen Series which shall be recognized over the period of time the Company satisfies its production obligations for each season of The Chosen, and (iii) receipt of certain rights to use The Chosen IP for commercial exploitation granted through the in-license granted by CAS in exchange for defined royalty based costs payable to CAS based on the Company’s receipts from the sale and usage for the granted rights pursuant to ASC 705, Cost of Sales and Services (“ASC 705”).

The sale of the intellectual property rights of the unproduced seasons of The Chosen are considered to represent distinct assets to be transferred in the future, separate from the existing produced and completed seasons of The Chosen Series and “The Chosen” brand transferred at the Closing of the CAS Transaction. Therefore, the consideration exchanged for the sale of The Chosen IP in the CAS Transaction is allocated to each asset on a relative standalone selling price basis, applying preliminary estimates for the purposes of the unaudited pro forma condensed consolidated financial information. Further, the Company’s obligation to transfer the completed content of the unproduced seasons of The Chosen are combined with the Company’s performance obligations to develop, produce and deliver the completed season of The Chosen pursuant to ASC 606 as they do not represent separate and distinct obligations or assets to be transferred. Therefore, the consideration allocated the intellectual property rights of the unproduced seasons of The Chosen is included in the Production Services consideration pursuant to ASC 606.

The Company determined the total estimated consideration to be exchanged for the transfer of The Chosen IP to CAS in the CAS Transaction for the purpose of the pro forma adjustments as follows:

(in thousands)	Amount
Bridge Loan Promissory Note Forgiveness	$11,684
CAS Loan Forgiveness	145,500
Existing balances from arrangements with CAS	1,929
Upfront Consideration	$159,112
Milestone Payments	85,000
Total estimated consideration	$244,112

The unaudited pro forma condensed consolidated financial statements reflect the transaction accounting adjustments for the aforementioned units of account to affect the CAS Transaction as well as other related transaction accounting adjustments, including forgiveness of the CAS Loan, and interest, and Bridge Loan Promissory Note in exchange for the sale of The Chosen IP, applying key assumptions and estimates described herein and in the accompanying notes.

The following unaudited pro forma condensed consolidated financial statements are derived from, and should be read in conjunction with, the Company’s historical financial statements and the notes thereto, as presented in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and the Company’s Quarterly report on Form 10-Q for the three months ended March 31, 2024, filed with the Securities and Exchange Commission (“SEC”) on April 1, 2024 and May 15, 2024, respectively.

The Chosen, Inc.

Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2024

(unaudited)

(In thousands)

	The Chosen Historical	Transaction Accounting Adjustments	Notes	Pro Forma
Assets
Cash	$19,117	$11,684	(a)	$30,801
Accounts receivable, net of allowances of $864 as of March 31, 2024	23,712	—		23,712
Inventory	15,138	—		15,138
Prepaid assets	4,947	—		4,947
Other current assets	1,882	8,387	(c)	10,269
Total current assets	64,796	20,071		84,867
Property and equipment, net	39,549	—		39,549
Film costs, net	64,401	(59,149)	(c)	5,252
Other assets	1,085	(60)	(c)	1,025
Deferred tax asset, net	3,582	—		3,582
Total assets	$173,413	$(39,138)		$134,275
Liabilities and Equity
Accounts payable	$8,365	$—		$8,365
Accrued expenses and other current liabilities	11,020	30,358	(d), (e)	41,378
Current portion of long-term debt and lease liabilities	417	—		417
Total current liabilities	19,802	30,358		50,160
Long-term debt and lease liabilities, net	138,286	(137,918)	(b)	368
Other noncurrent liabilities	2,560	59,539	(e)	62,099
Total liabilities	160,648	(48,021)		112,627
Commitments and contingencies
Series A Common Stock, $0.001 par value; 10,900 shares authorized; 6,950 issued and outstanding at March 31, 2024	7	—		7
Series B Common Stock, $0.001 par value; 25,000 shares authorized; 5,595 and 1,254 shares issued and outstanding at March 31, 2024	6	—		6
Additional paid-in capital	10,237	—		10,237
Retained earnings	(5,810)	8,883	(e)	3,073
Noncontrolling interest	8,325	—		8,325
Total equity	12,765	38,160		21,648
Total liabilities and equity	$173,413	$(39,138)		$134,275

The Chosen, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the three months ended March 31, 2024

(unaudited)

(In thousands, except share and per share amounts)

	The Chosen Historical	Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Licensed content and merchandise revenues	$27,537	$—		$27,537
Production services revenues	—	14,286	(f)	14,286
Contribution revenues	—	—		—
Total revenues	27,537	14,286		41,823

Cost of revenues	10,327	28,907	(f), (g)	39,234
Distribution and marketing	14,770	(13,332)	(h)	1,438
Amortization of film costs	10,839	(10,279)	(i)	560
Depreciation and amortization	2,826	—		2,826
General and administrative	13,956	—		13,956
Operating expenses	52,718	5,296		58,014
Net operating income (loss)	(25,181)	8,990		(16,192)
Interest income	293	–		293
Interest expense	(2,955)	4,019	(j)	1,064
Other income (expense)	166	—		166
Net income (loss) before income taxes	(27,677)	13,009		(14,668)
Benefit (provision) for income taxes	6,022	(2,836)	(k)	3,186
Net income (loss)	(21,655)	10,173		(11,482)
Net loss attributable to noncontrolling interest	1,410	—		1,410
Net income (loss) attributable to The Chosen, Inc.	$(20,245)	$10,173		$(10,072)
Earnings (loss) per Common Stock/Common Units, basic and diluted (1)	$(1.61)			$(0.80)
Weighted Average Common Stock/Common Units outstanding, basic and diluted (1)	12,545			12,545

(1)	Represents earnings (loss) per share and weighted average issued and outstanding Series A Common Stock and Series B Common Stock.

The Chosen, Inc.

Pro Forma Condensed Consolidated Statement of Operations

For the twelve months ended December 31, 2023

(unaudited)

(In thousands, except share and per share amounts)

	The Chosen Historical	Transaction Accounting Adjustments	Notes	Pro Forma
Revenues:
Licensed content and merchandise revenues	$51,944	$—		$51,944
Production services revenues	—	64,832	(l)	64,832
Contribution revenues	28,985	—		28,985
Total revenues	80,929	64,832		145,761

Cost of revenues	22,056	67,118	(l), (m)	89,174
Distribution and marketing	21,778	(15,000)	(n)	6,778
Amortization of film costs	13,290	(13,290)	(o)	—
Depreciation and amortization	8,897	—		8,897
General and administrative	25,330	—		25,330
Operating expenses	91,351	38,828		130,179
Gain on sale	—	27,097	(p)	27,097
Net operating income (loss)	(10,422)	53,101		42,679
Interest income	2,799	—		2,799
Interest expense	(3,279)	3,138	(q)	(141)
Other income (expense)	(184)	—		(184)
Net income (loss) before income taxes	(11,086)	56,239		45,153
Benefit (provision) for income taxes	2,129	(13,346)	(r)	(11,217)
Net income (loss)	(8,957)	42,894		33,937
Net loss attributable to noncontrolling interest	5,388	—		5,388
Net income (loss) attributable to The Chosen, Inc.	$(3,569)	$42,894		$39,325
Earnings (loss) per Common Stock/Common Units, basic and diluted (1)	$(0.28)			$3.13
Weighted Average Common Stock/Common Units outstanding, basic and diluted (1)	12,545			12,545

(1)	Represents earnings (loss) per share and weighted average issued and outstanding Series A Common Stock and Series B Common Stock.

The Chosen, Inc.

Notes to the Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The unaudited pro forma condensed consolidated financial statements reflect the following adjustments:

a.	Adjustment reflects the upfront cash of $11,684 thousand from the Bridge Loan Promissory Note with CAS received at execution of the CAS transaction which was forgiven and canceled pursuant to the APA at close and included in the consideration exchanged for sale of The Chosen IP.

b.	Adjustment reflects the forgiveness of the CAS Loan of $145,500 thousand of principal, pursuant to the APA, which is included in the consideration exchanged for sale of the Chosen IP, and elimination of unamortized debt issuance costs and debt discounts of $7,582 thousand.

c.	Adjustment reflects the elimination of the assets sold pursuant to the APA of $50,762 thousand of Film costs, net and $60 thousand of copyright intangible asset, net related to “The Chosen” brand. Additionally, reflects the reclassification of film costs of $8,387 thousand related to production services for Season 5 deferred and to be recognized to Cost of revenues as Production serves revenues are earned.

d.	Adjustment reflects the accrual of estimated direct and incremental transaction costs of $1,272 thousand.

e.	Adjustment reflects the estimated gain on the sale of the Chosen IP, calculated as follows: $68,559 thousand of sale consideration allocated to the Chosen IP transferred at sale, as if the Transaction had occurred as of March 31, 2024, less (i) the carrying value of net assets of the disposed Chosen IP of $50,762 thousand, (ii) estimated direct transaction costs of $1,272 thousand, and (iii) derecognition of existing balances related to arrangements with CAS of $7,840 thousand. Additionally, reflects the adjustments to record a current and non-current contract liability of $29,086, and $59,539, respectively thousand for the upfront consideration exchanged for the Chosen IP attributable to the yet to be produced and completed seasons of The Chosen.

f.	Adjustment reflects the recognition of production services revenue of $14,286 thousand in exchange for the services performed on behalf of CAS for the production of unproduced seasons of the Chosen. The Company is entitled to consideration based on agreed upon production budget of each season, plus a production fee mark-up of 20% pursuant to the Production Services Funding Agreement. During the quarter-ended March 31, 2024 the Company was engaged in final production of Season 4, and production activities for Season 5. Therefore, the adjustment reflects pro forma revenue based upon the production costs incurred as estimate measure of progress of the performance obligation, applying the contractual mark-up and the CAS Transaction consideration allocated the performance obligations. Additionally, the adjustment reflects recognition of costs of revenue for production costs incurred during the quarter-ended March 31, 2024 of $7,990 thousand, which were deferred and capitalized as film costs in the historical condensed consolidated financial statements.

g.	Adjustment reflects the recognition of costs revenues of $20,917 thousand from the royalty fee payable to CAS based on the Company's receipts from right to use the Chosen IP for commercial exploitation through the in-license granted by CAS pursuant to the Distribution Agreement.

h.	Adjustment reflects the recoupment of marketing costs incurred by the Company of $13,332 thousand related to the marketing activities for the commercial distribution and exploitation of The Chosen IP for which the Company is entitled to reimbursement from CAS pursuant to the DMA.

i.	Adjustment reflects the elimination of amortization expense for Film costs of $10,279 thousand related to the assets sold pursuant to the APA.

j.	Adjustment reflects the reversal of $4,019 thousand of amortization of debt discounts, issuance costs and interest expense related to the CAS Loan, which is forgiven and canceled pursuant to the APA.

k.	Adjustment represents the estimated income tax effect of the pro-forma adjustments. The tax effect of the pro-forma adjustments was calculated using the historical statutory rate of 21.8% in effect for the period presented.

l.	Adjustment reflects the recognition of production services revenue of $64,832 thousand in exchange for the services performed on behalf of CAS for the production of unproduced seasons of the Chosen. The Company is entitled to consideration based on agreed upon production budget of each season, plus a production fee mark-up of 20% pursuant to the Production Services Funding Agreement. During the year-ended December 31, 2023 the Company was engaged in production of Season 4, and early production activities for Season 5. Therefore, the adjustment reflects pro forma revenue based upon the production costs incurred as estimate measure of progress of the performance obligation, applying the contractual mark-up and the CAS Transaction consideration allocated the performance obligations. Additionally, the adjustment reflects recognition of costs of revenue for production costs incurred during the year-ended December 31, 2023 of $42,456 thousand, which were deferred and capitalized as film costs in the historical consolidated financial statements.

m.	Adjustment reflects the recognition of costs revenues of $24,661 thousand from the royalty fee payable to CAS based on the Company's receipts from right to use the Chosen IP for commercial exploitation through the in-license granted by CAS pursuant to the Distribution Agreement.

n.	Adjustment reflects the recoupment of marketing costs incurred by the Company of $15,000 thousand related to the marketing activities for the commercial distribution and exploitation of The Chosen IP for which the Company is entitled to reimbursement from CAS pursuant to the DMA.

o.	Adjustment reflects the elimination of amortization expense for Film costs of $13,290 thousand related to the assets sold pursuant to the APA.

p.	Adjustment reflects the estimated gain on the sale of the Chosen IP, calculated as follows: $55,055 thousand of sale consideration allocated to the Chosen IP transferred at sale, as if the Transaction had occurred as of January 1, 2023, less (i) the carrying value of net assets of the disposed Chosen IP of $18,847 thousand, as if the Transaction had occurred as of January 1, 2023, thus excluding film costs recognized in the unaudited pro forma condensed consolidated statement of operations for the year ended December 2023, (ii) estimated direct transaction costs of $1,272 thousand, and (iii) derecognition of existing balances related to arrangements with CAS of $7,840 thousand.

q.	Adjustment reflects the reversal of $3,138 thousand of amortization of debt discounts, issuance costs and interest expense related to the CAS Loan, which is forgiven and canceled pursuant to the APA.

r.	Adjustment represents the estimated income tax effect of the pro-forma adjustments. The tax effect of the pro-forma adjustments was calculated using the historical statutory rate of 23.7% in effect for the period presented.

The Company’s historical unaudited condensed consolidated statements of operations for the three months ended March 31, 2024 includes $989 thousand of transaction costs incurred in connection with the CAS Transaction reflected within General and administrative which are costs that will not recur beyond 12 months. The estimated income tax effect of the non-recurring transaction costs is $216 thousand, using the historical statutory rate of 21.8% in effect for the period presented.

The Company's historical consolidated statements of operations for the year-ended December 31, 2023 includes revenues recognized from CAS pursuant to prior agreements between the Company and CAS. On October 31, 2023, the Company entered into the Second Amendment to the Contribution Agreement with CAS, (the “Second Amendment”) which modified and revised various commercial terms of the Company's agreements with CAS, including eliminating the obligation of CAS to provide Contribution Revenue to the Company. As such, no additional Contribution Revenue has been received by the Company subsequent to the signing of the Second Amendment and therefore, the amount represents revenue that will not recur beyond 12 months.